UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2017

Cole Credit Property Trust V, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55437	46-1958593
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01	Entry into a Material Definitive Agreement.
Second Amended and Restated Dealer Manager Agreement
On August 1, 2017 (the “Effectiveness Date”), Cole Credit Property Trust V, Inc. (the “Company”) and its affiliate, Cole Capital Corporation (the “Dealer Manager”), entered into a Second Amended and Restated Dealer Manager Agreement (the “Second Amended Dealer Manager Agreement”). The Second Amended Dealer Manager Agreement amends and restates the Amended and Restated Dealer Manager Agreement dated as of April 29, 2016, and amended as of October 5, 2016, between the Company and the Dealer Manager. The Second Amended Dealer Manager Agreement reflects the registration by the Company pursuant to a Registration Statement on Form S-11 (File No. 333-215274) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on the Effectiveness Date, of the Company’s follow-on offering of $1,200,000,000 in shares of the Company’s Class A and Class T common stock, par value $0.01 per share (the “Common Stock”), and $300,000,000 in shares of the Company’s Common Stock pursuant to the distribution reinvestment plan. The Second Amended Dealer Manager Agreement has been approved by a majority of the Company’s board of directors (including a majority of the independent directors) as being fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.
The foregoing summary is qualified in its entirety by reference to the Second Amended Dealer Manager Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
First Amendment to the Advisory Agreement
On August 2, 2017, the Company entered into the First Amendment to the Advisory Agreement (the “Amendment”) with Cole REIT Advisors V, LLC, the Company’s affiliated external advisor (“CR V Advisors”). The Amendment amends the Advisory Agreement dated March 17, 2014 between the Company and CR V Advisors (the “Advisory Agreement”) to conform the definition of average invested assets with the Company’s charter amendment that was approved at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”), as further described below, and provides that CR V Advisors’ advisory fee, payable in consideration for the day-to-day management of the Company, will be paid monthly based upon the Company’s average asset value, which will be determined using the value of the Company’s assets invested, directly or indirectly, in equity interests in and loans secured by real estate as determined by the Company’s board of directors. The Amendment has been approved by a majority of the Company’s board of directors (including a majority of the independent directors) as being fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.
The foregoing summary of the material terms of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
As previously disclosed, the Annual Meeting was initially called to order on June 22, 2017, and then immediately adjourned to July 27, 2017 at 10:30 a.m. (local time) in order to provide additional time to solicit proxies with respect to the four proposals set forth in the Company’s definitive proxy statement for the Annual Meeting, as filed with the Securities and Exchange Commission on Schedule 14A on April 17, 2017 (the “Proxy Statement”). On July 27, 2017, the Company held its reconvened Annual Meeting and the following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter, as applicable. The matters are described in detail in the Company’s Proxy Statement.
Proposal No. 1 — The Election of Three Directors to Hold Office Until the 2018 Annual Meeting of Stockholders and Until Their Successors Are Duly Elected and Qualify
All of the director nominees listed below were elected by the Company’s stockholders of record to hold office until the next annual meeting of stockholders in 2018 and until his respective successor has been duly elected and qualifies or until his earlier resignation or removal as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Glenn J. Rufrano	7,215,335	296,001	595,898	1,166,489
Marcus E. Bromley	7,188,034	320,773	598,427	1,166,489
Robert A. Gary, IV	7,198,400	308,313	600,521	1,166,489

Proposal No. 2 — A Proposal to Amend the Charter to Comply with Requests from a State Securities Administrator
The Company’s stockholders of record approved an amendment to the Company’s Articles of Amendment and Restatement (the “Charter”) to change the definitions of a “Roll-up Transaction” and “Average Invested Assets” and to include additional prohibitions related to roll-up transactions, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,298,781	257,863	550,590	1,166,489
Proposal No. 3 — A Proposal to Amend the Charter to Provide for the Conversion of Shares of Class T Common Stock to Class A Common Stock upon the Occurrence of Certain Events
The Company’s stockholders of record approved an amendment to the Charter to provide for the conversion of shares of Class T common stock to Class A common stock upon the occurrence of certain events as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,002,659	437,323	667,252	1,166,489
Proposal No. 4 — The Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2017
The Company’s stockholders of record ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,404,258	309,987	559,478	—
No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Second Amended and Restated Dealer Manager Agreement between Cole Credit Property Trust V, Inc. and Cole Capital Corporation dated August 1, 2017.
10.2	First Amendment to the Advisory Agreement between Cole Credit Property Trust V, Inc. and Cole REIT Advisors V, LLC dated August 2, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2017	COLE CREDIT PROPERTY TRUST V, INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amended and Restated Dealer Manager Agreement between Cole Credit Property Trust V, Inc. and Cole Capital Corporation dated August 1, 2017.
10.2	First Amendment to the Advisory Agreement between Cole Credit Property Trust V, Inc. and Cole REIT Advisors V, LLC dated August 2, 2017.

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